EXHIBIT 10.19
MEMBERS AGREEMENT
HERITAGE-CRYSTAL CLEAN, LLC
     This Members Agreement made this 1st day of August, 1999 by and between The Heritage Group (“Heritage”), an Indiana general partnership having its principal place of business at 5400 West 86th Street, Indianapolis, Indiana USA, and Joseph Chalhoub (“Chalhoub”), 101 Upper Bellevue, Westmount, Quebec, Canada H3Y IB7;
WITNESSETH
     WHEREAS, Heritage and Chalhoub have entered into a Letter of Intent, dated June 9, 1999, outlining the general terms under which Heritage and Chalhoub or his nominee would organize and capitalize a new limited liability company to conduct business in the environmental and fluid management, parts washing and drum disposal business under the name “Heritage-Crystal Clean, LLC” (“HCC”); and
     WHEREAS, Heritage and Chalhoub have arrived at certain definitive agreements relative to operational aspects of HCC and its business relationship with Heritage and Heritage’s controlled subsidiary, Heritage Environmental Services, Inc., an Indiana corporation (“HES”);
     NOW THEREFORE, in consideration of the premises and the mutual covenants and promises contained in this Agreement, the legal sufficiency of which are acknowledged and agreed to, Heritage and Chalhoub, hereby agree as follows:
1.	Board of Directors. The Board of Directors of HCC shall consist of three (3) members, consisting of Fred Fehsenfeld, Jr. (“Fehsenfeld”) acting as Chairman, Chalhoub and a third person designated by Heritage.

2.	Officers and Incentive Compensation. Chalhoub shall serve as Chief Executive Officer and President pursuant to an employment agreement. The Board of Directors will select executive officers of the Company upon recommendation of Chalhoub.

3.	Key Employee Bonus Pool. The Company will develop an annual cash bonus program for key employees which will set aside 10% of pretax operating profit into a pool to be divided among all executives in a manner determined by the Board of Directors upon recommendation of Chalhoub.

4.	Financial Oversight. The HCC Chief Financial Officer shall report to the President and Chief Executive Officer of HCC or his designee, with the Chief Financial Officer of Heritage providing audit oversight. HCC’s annual financial reports will be independently audited.

5.	Insurance. HCC will procure and maintain directors and officers liability insurance in form and amount acceptable to Fehsenfeld and Chalhoub.

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6.	Intercompany Arrangements. Except as provided below, HCC will be the exclusive service provider for all parts washer business unless mutually agreed to by Heritage and Chalhoub. HBS may provide parts washer service separately to any customers declined by HCC, If HCC subsequently determines to serve those customers, Heritage will cause HES to transfer the business to HCC as soon as practical under the circumstances. The parties acknowledge that Crystal Flash Limited Partnership of Michigan, an affiliate of Heritage, is involved in the parts washer business in the State of Michigan under a franchise agreement with Crystal Clean Services, LLC (“Crystal Clean”), an affiliate of Heritage, the shares of which are partially owned by Heritage Transport, LLC, an Indiana-limited liability company and a wholly owned subsidiary of HES (“HT”); provided Heritage will make a good faith effort to negotiate with franchisee for the transfer of franchisee’s business to HCC. HES will provide HCC “SG & A” support at the same level of effort and for the same cost that it is currently providing to Crystal Clean subject to the understanding that Crystal Clean has not been charged for the services of two (2) full time accountants employed by Heritage affiliates. Those costs will be charged to HCC but not counted against EBIDA for purposes of Section 6 of the Preorganization Agreement to which this Members Agreement is attached as an exhibit (“Preorganization Agreement”). If services greater than those customarily provided by Heritage are required or desired, Heritage will negotiate a fair cost allocation with HCC. All non-SG&A services provided by HES and HT to HCC will be billed at “most favored nations pricing”. For all other services contracted by HCC, which are provided by HES, including but not limited to processing and laboratory work, HCC will use HES, provided these services are cost competitive with third parties.

7.	Financial Agreements. So long as HCC is meeting the goals established in its business plan, Heritage and Chalhoub are committed to provide guaranties and collateral for their pro rata share based upon Common Unit holdings of up to US$15 million in bank financing for HCC if, guaranties are necessary or requested in connection with bank financing. Heritage and Chalhoub intend for HCC to commence with and proceed to completion the retirement of the Preferred Units issued by HCC and held by Heritage and Chalhoub or his nominee, subject to HCC’s cash flow requirements and/or the requirements in any applicable bank financing agreements. Notwithstanding anything to the contrary, there shall be no distribution of Preferred Unit Member Capital Contributions prior to the expiration of Chalhoub’s ‘Purchase Option” as defined in Section 6 of the Preorganization Agreement.

8.	No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

9.	Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

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10.	Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Except as otherwise specifically provided above, no party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of Heritage and Chalhoub.

11.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

12.	Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

13.	Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by courier and addressed to the intended recipient at the address indicated above. Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

14.	Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the United States of America and the State of Indiana without giving effect to any choice or conflict of law provision or rule (whether of the State of Indiana or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the United States of America and the State of Indiana.

15.	Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

16.	Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

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17.	Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any domestic federal, state or local statute or law, or to any foreign statute or law, shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

18.	Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter (subject to the provisions set forth in Section 19 below), in addition to any other remedy to which they may be entitled, at law or in equity.

19.	Submission to Jurisdiction. Each of the parties submits to the jurisdiction of any state or federal court sitting in Marion County, Indiana or Cook County,, Illinois, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Any party may make service on any other party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 13 above. Nothing in this Section 19, however, shall affect the right of any party to serve legal process in any other manner permitted by law or at equity. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

20.	Cooperation. The parties shall cooperate with each other and their respective attorneys, accountants and other agents, and do such other acts and things in good faith as may be reasonable, necessary or appropriate in order to timely effectuate the intents and purposes of this Agreement and the consummation of the transactions contemplated hereby.

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21.	Independent Agreement. The parties intend that this is an independent agreement. This Agreement shall be considered to be superseded or controlled by the Operating Agreement for HCC or other agreements or instruments executed in connection with the organization and capitalization of HCC except for Sections 1, 3, 4, 5, 6 and 7 which supersede any contrary provisions or interpretations of the Operating Agreement or other agreements. Certain provisions of this Agreement are statements of the parties’ intentions as to matters which will be deemed to require them to negotiate in good faith toward meeting those intentions.

22.	Termination. This Agreement is effective as of the Effective Date of the Operating . Agreement and shall continue in effect until the first to occur of (i) the termination of Chalhoub’s employment with HCC under his Executive Employment Agreement (provided that Sections 1, 3, 4, 5, 6 and 7 shall survive in that event until this Members Agreement would otherwise terminate); (ii) the date Chalhoub, either personally or through 3571645 Canada, Inc., no longer owns, directly or indirectly, five percent (5%) of the Common Units of HCC or its successor business enterprise; or (iii) the date a registration statement covering at least twenty percent (20%) of the common equity interests of HCC or its successor business enterprise is allowed to go effective by the United States Securities and Exchange Commission or there is otherwise a public market on or through which common equity securities of HCC may be legally purchased and sold without regulatory clearance or approval.
     IN WITNESS WHEREOF, the parties have executed this Members Agreement, the year and date first above written.

THE HERITAGE GROUP

By:	/s/ Fred M. Fehsenfeld	/s/ Joseph Chalhoub

	Fred M. Fehsenfeld	Joseph Chalhoub

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FIRST AMENDMENT TO MEMBERS AGREEMENT
HERITAGE-CRYSTAL CLEAN, LLC
     This First Amendment made this 27th day of December, 2000 (“Amendment”), to the Members Agreement dated August 1, 1999 (“Members Agreement”) by and among The Heritage Group (“Heritage”), an Indiana general partnership, having its principal place of business at 5400 West 86th Street, Indianapolis, Indiana, USA, 3571645 Canada Inc., organized under the Canada Business Corporation Act, having its principal place of business at 101 Upper Bellevue, Westmount, Quebec, Canada H3Y 1B7 (“Canada Inc.”), as successor in interest by assignment from Joseph Chalhoub, Gregory Paul Ray, as Trustee under the Gregory Paul Ray Trust Agreement dated March 7, 2000 (“Ray”), Frank Fehsenfeld (“Fehsenfeld”), Mike DeAngelis (“DeAngelis”) and John Lucks (Lucks”) (Heritage, Canada, Inc., Ray, Fehsenfeld, DeAngelis and Lucks collectively “Members”).
WITNESSETH:
     WHEREAS, the Members wish to amend the Members Agreement.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained in this Amendment, the legal sufficiency of which are acknowledged and agreed to, the Members hereby agree as follows:
     1. Section 6. Intercompany Arrangements is hereby amended in its entirety to read as follows:
     “6. Intercompany Arrangements. Except as provided below, HCC will be the exclusive service provider for all parts washer business unless mutually agreed to by Heritage and Canada Inc. HES may provide parts washer service separately to any customers declined by HCC. If HCC subsequently determines to serve those customers. Heritage will cause HES to transfer the business to HCC as soon as practical under the circumstances. The parties acknowledge that Crystal Flash Limited Partnership of Michigan, an affiliate of Heritage, is involved in the parts washer business in the State of Michigan under a Franchise Agreement with Crystal Clean Services, LLC (“Crystal Clean”), an affiliate of Heritage, the shares of which are partially owned by Heritage Transport, LLC, an Indiana limited liability company, and a wholly-owned subsidiary of HES (“HT”); provided Heritage will make a good faith effort to negotiate with franchisee for the transfer of franchisee’s business to HCC. Commencing on January 1, 2001, HCC will pay additional monthly charges to HES for operating facility space and other support services, and as soon as reasonably practical certain accounting and administrative functions still being performed by HES will be transitioned to HCC. HES and HCC will negotiate in good faith a fair compensation for said additional charges which shall be confirmed in writing. Notwithstanding anything to the contrary, the Heritage corporate staff will continue to provide human resources, payroll processing, tax support and cash management support services to HCC through the period ending December 31, 2002, at no additional charge. If services greater than those customarily provided by Heritage to HCC are required or desired, Heritage will negotiate a fair cost allocation with HCC which shall be confirmed in writing. All non-SG&A services provided by HES and HT to HCC will be billed at ‘most favored nations’ pricing’. For all other services contracted by HCC, which are provided by HES, including but not limited to processing and laboratory work, HCC will use HES, provided these services are cost competitive with third parties.”
     2. The first sentence of Section 7. Financial Agreements is hereby amended in its entirety to read as follows:
     “The Members are committed to providing guaranties and collateral for their pro rata shares based upon Common Unit holdings in bank financing for HCC, if guaranties are necessary or requested in connection with bank financing. Heritage and Canada, Inc. are committed to providing guaranties and collateral for their pro rata shares based upon their Common Unit holdings of up to $15,000,000 in bank financing for HCC and Ray (with regard to “Trust A”), Fehsenfeld, DeAngelis and Lucks are committed to providing guaranties and collateral for their pro rata shares based on their Common Unit holdings of up to $10,000,000 in bank financing for HCC.”
     3. In all other respects not inconsistent herewith, the Members Agreement remains in full force and effect.
     IN WITNESS WHEREOF, the Members have executed this Amendment to the Members Agreement the year and date first above written.

THE HERITAGE GROUP		GREGORY PAUL RAY TRUST

By:	/s/ John Vercruysse	By:	/s/ Gregory Paul Ray,

	John Vercruysse		Gregory Paul Ray, Trustee

3571645 CANADA INC.		/s/ Frank Fehsenfeld

Frank Fehsenfeld

/s/ Mike DeAngelis

Mike DeAngelis
By:	/s/ Joseph Chalhoub

Joseph Chalhoub, President

/s/ John Lucks

John Lucks

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MEMBERS AGREEMENT
HERITAGE-CRYSTAL CLEAN, LLC
     This Members Agreement dated as of February 24, 2004 (“Members Agreement”) by and among THE HERITAGE GROUP (“THG”), an Indiana general partnership; J. CHALHOUB HOLDINGS, LTD., organized under the Canada Business Corporation Act, GREGORY PAUL RAY, AS TRUSTEE UNDER THE GREGORY PAUL RAY TRUST AGREEMENT DATED MARCH 7, 2000, DONALD BRINCKMAN, MIKE DEANGELIS, JOHN LUCKS, GLENN JONES, and JOSEPH CHALHOUB, AS TRUSTEE OF THE HERITAGE-CRYSTAL CLEAN KEY EMPLOYEE MEMBERSHIP INTEREST TRUST (collectively, the “Chalhoub Group”); FRED M. FEHSENFELD, JR., JAMES C. FEHSENFELD, AS TRUSTEE OF MAGGIE FEHSENFELD TRUST NO. 103 and AS TRUSTEE OF THE IRREVOCABLE TRUST FOR THE BENEFIT OF FRANK STOCKDALE FEHSENFELD AND HIS ISSUE, and FRANK FEHSENFELD (collectively, the “THG Group”); and BRS-HCC INVESTMENT CO., INC., a Delaware corporation (“BRS”); (THG, the Chalhoub Group, the THG Group, and BRS collectively, the “Members”).
WITNESSETH:
     WHEREAS, the Members are holders of all the Preferred Units and Common Units of Heritage-Crystal Clean, LLC, an Indiana limited liability company (“Company”); and
     WHEREAS, notwithstanding anything to the contrary in the Operating Agreement of the Company dated August 10, 1999, as amended, or in the Members Agreement dated August 10, 1999 between THG and Joseph Chalhoub, the Members want to provide for the election of Company Directors.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained in this Agreement, the legal sufficiency of which are acknowledged and agreed to, the Members hereby agree as follows:
     1. During the period that BRS owns any Preferred or Common Units of the Company, the Members, to the extent they have voting rights, shall vote their Units to elect the following as Directors of the Company or in the alternative in accordance with Sections 2, 3 and 4 hereof:
•	Four (4) Directors designated by THG (collectively, the “THG Directors”);

•	Joseph Chalhoub;

•	Donald Brinckman (Chalhoub and Brinckman collectively, the “Chalhoub Directors”); and

•	One (1) Director designated from time to time by BRS (“BRS Director”), with Bruce C. Bruckmann to the initial BRS Director.

     2. In the event that any of the THG Directors die, become otherwise unable to serve as a director, resign, or is determined by the non-THG Directors, in their reasonable judgment, to have engaged in material misconduct prejudicial to the Company or otherwise disqualifying said person as a director, THG will designate a replacement and the parties hereto agree to vote their Units in favor of said designation.
     3. In the event that any Chalhoub Director dies, becomes otherwise unable to serve as a director, resigns, or is determined by the non-Chalhoub Directors, in their reasonable judgment, to have engaged in material misconduct prejudicial to the Company or otherwise disqualifying said person as a director, the Chalhoub Group will designate a replacement who will become a Chalhoub Director, and the parties hereto agree to vote their Units in favor of said designation.
     4. In the event that the BRS Director dies, becomes otherwise unable to serve as a director, resigns, or is determined by the THG Directors and Chalhoub Directors, in their reasonable judgment, to have engaged in material misconduct prejudicial to the Company or otherwise disqualifying said person as a director, BRS will designate a replacement, who will become the BRS Director, and the parties hereto agree to vote their Units in favor of said designation.
     5. Upon the cessation of BRS’ ownership of all Preferred and/or Common Units of the Company:
a.	The BRS Director (pursuant to the direction of BRS) will resign as Director,

b.	One of the THG Directors (pursuant to the direction of THG) will resign as Director,

c.	The remaining Directors (pursuant to the direction of THG, the THG Group and the Chalhoub Group) will amend the Operating Agreement to reduce the number of Directors from seven (7) to five (5), and

d.	The Members, to the extent they have voting rights, shall vote their Units to elect the following as Directors of the Company, or in the alternative in accordance with Sections 2 and 3 hereof:
-	Three (3) directors designated by THG,

-	Joseph Chalhoub, and

-	Donald Brinckman

     IN WITNESS WHEREOF, the Members have executed this Members Agreement as of the date first above written.

THE HERITAGE GROUP

By:	/s/ John Vercruysse	By:	/s/ Glenn Jones

	John Vercruysse		Glenn Jones

J. CHALHOUB HOLDINGS, LTD.		THE HERITAGE-CRYSTAL CLEAN KEY
EMPLOYEE MEMBERSHIP INTEREST
TRUST

By:	/s/ Joseph Chalhoub	By:	/s/ Joseph Chalhoub

	Joseph Chalhoub, President		Joseph Chalhoub, Trustee

GREGORY PAUL RAY TRUST U/T/A DTD.
MARCH	7, 2000

By:	/s/ Gregory Paul Ray	By:	/s/ Fred M. Fehsenfeld, Jr.

	Gregory Paul Ray, Trustee		Fred M. Fehsenfeld, Jr.

MAGGIE FEHSENFELD TRUST NO. 103
and IRREVOCABLE TRUST FOR
THE BENEFIT OF FRANK STOCKDALE
FEHSENFELD AND HIS ISSUE

By:	/s/ Donald Brinckman	By:	/s/ James C. Fehsenfeld

	Donald Brinckman		James C. Fehsenfeld, Trustee

By:	/s/ Mike DeAngelis	By:	/s/ Frank Fehsenfeld

	Mike DeAngelis		Frank Fehsenfeld

BRS-HCC INVESTMENT CO., INC.

By:	/s/ John Lucks	By:	/s/ Bruce C. Bruckmann

	John Lucks		Bruce C. Bruckmann
President

PREFERRED MEMBERS AGREEMENT
HERITAGE-CRYSTAL CLEAN, LLC
     This Preferred Members Agreement is effective as of December 31, 2003 (“Members Agreement”) by and among THE HERITAGE GROUP (“THG”), an Indiana general partnership; J. CHALHOUB HOLDINGS, LTD., organized under the Canada Business Corporation Act, GREGORY PAUL RAY, AS TRUSTEE UNDER THE GREGORY PAUL RAY TRUST AGREEMENT DATED MARCH 7, 2000, DONALD BRINCKMAN, FRED M. FEHSENFELD, JR., AND JAMES C. FEHSENFELD, AS TRUSTEE OF MAGGIE FEHSENFELD TRUST NO. 103 and AS TRUSTEE OF THE IRREVOCABLE TRUST FOR THE BENEFIT OF FRANK STOCKDALE FEHSENFELD AND HIS ISSUE (collectively, the “Preferred Members”).
WITNESSETH:
     WHEREAS, the Preferred Members are holders of all the Preferred Units of Heritage-Crystal Clean, LLC, an Indiana limited liability company (“Company”); and
     WHEREAS, notwithstanding anything to the contrary in the Operating Agreement of the Company dated August 10, 1999, as amended (“Operating Agreement”), the Preferred Members want to confirm their mutual agreement about their “Cumulative Preferred Return” balances as of December 31, 2003.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained in this Agreement, the legal sufficiency of which are acknowledged and agreed to, the Preferred Members hereby agree that their “Cumulative Preferred Return” balances under the Operating Agreement are as indicated on Exhibit A attached hereto and made a part hereof.

     IN WITNESS WHEREOF, the Members have executed this Members Agreement as of the date first above written.

THE HERITAGE GROUP

By:	/s/ John Vercruysse

John Vercruysse

J. CHALHOUB HOLDINGS, LTD.		MAGGIE FEHSENFELD TRUST NO. 103

By:	/s/ Joseph Chalhoub	By:	/s/ James C. Fehsenfeld

	Joseph Chalhoub, President		James C. Fehsenfeld, Trustee

GREGORY PAUL RAY TRUST U/T/A DTD.
MARCH	7, 2000

By:	/s/ Gregory Paul Ray	By:	/s/ Fred M. Fehsenfeld, Jr.

	Gregory Paul Ray, Trustee		Fred M. Fehsenfeld, Jr.

IRREVOCABLE TRUST FOR THE BENEFIT OF
FRANK STOCKDALE FEHSENFELD AND HIS
ISSUE

By:	/s/ Donald Brinckman	By:	/s/ James C. Fehsenfeld

	Donald Brinckman		James C. Fehsenfeld, Trustee

Schedule A
Heritage Crystal Clean, LLC
Preferred Return Balances as of 12/31/03

Preferred
Return
Investor	Balance
The Heritage Group	$2,305,161.90

Joe Chalhoub Holdings	$877,140.10

Fred Fehsenfeld Jr.	$580,264.70

Frank S. Fehsenfeld (Maggie Fehsenfeld Trust)	$36,266.44

Frank S. Fehsenfeld (Frank S Fehsenfeld Trust)	$36,266.44

Gregory Ray Trust	$72,996.02

Donald Brinkman	$261,048.67

Total Preferred Return As Of: 12/31/03	$4,169,144.27

Heritage Crystal Clean, LLC
Individual Member Preferred Return Calculations

	The Heritage Group
		Preferred
	Invested	Return
	Capital	(12%)

Initial Capital Invested 8/10/99	$5,700,000.00

Less Transfers Out

12/27/00	($343,500.00)
- Pref. Return Retained		$28,458.74
(50% of Return for the Time Invested — 504 days)

01/01/01	($1,282,469.00)
- Pref. Return Retained		$107,305.76
(50% of Return for the Time Invested — 509 days)

01/18/02	($549,600.00)
- Pref. Return Retained		$80,497.58
(50% of Return for the Time Invested — 891 days)

Net Capital Invested for Entire Period since Inception	$3,524,431.00
- Pref. Return Calc (8/10/99 - 12/31/03) (1,604 days)		$1,858,582.13

New Capital Invested 3/19/03	$2,432,464.00
- Pref. Return Calc (3/19/03 - 12/31/03) (288 days)		$230,317.69

Net Capital Invested as of 12/31/03	$5,956,895.00

- Total Preferred Return as of 12/31/03		$2,305,161.90

Heritage Crystal Clean, LLC
Individual Member Preferred Return Calculations

	J Chalhoub Holdings
		Preferred
	Invested	Return
	Capital	(12%)

Initial Capital Invested 8/10/99	$1,170,000.00

Less Transfers Out

11/15/99	($77,998.00)
- Pref. Return Retained		$1,243.69
(50% of Return for the Time Invested — 97 days)

02/22/03	($429,814.00)
- Pref. Return Retained		$91,214.77
(50% of Return for the Time Invested — 1,291 days)

Net Capital Invested for Entire Period since Inception	$662,188.00
- Pref. Return Calc (8/10/99 - 12/31/03) (1,604 days)		$349,199.85

Add Transfers In

12/27/00	$320,602.59
- Pref. Return Received from Original Investor		$26,561.70
(50% of Return for the Time Invested before Transfer — 504 days)

- Pref. Return Earned Since Transfer (12/27/00 - 12/31/03) (1,100 days)		$115,943.95

01/18/02	$512,960.00
- Pref. Return Received from Original Investor		$75,131.07
(50% of Return for the Time Invested before Transfer — 891 days)

- Pref. Return Earned Since Transfer (01/18/02 - 12/31/03) (713 days)		$120,243.45

New Capital Invested 3/19/03	$1,030,804.00
- Pref. Return Calc (3/19/03 - 12/31/03) (288 days)		$97,601.61

Net Capital Invested as of 12/31/03	$2,526,554.59

- Total Preferred Return as of 12/31/03		$877,140.10

Heritage Crystal Clean, LLC
Individual Member Preferred Return Calculations

	Fred Fehsenfeld Jr.
		Preferred
	Invested	Return
	Capital	(12%)
Initial Capital Invested 8/10/99	$0.00

Add Transfers In

01/01/01	$1,139,973.00
- Pref. Return Received from Original Investor		$95,382.95
(50% of Return for the Time Invested before Transfer — 509 days)

- Pref. Return Earned Since Transfer (01/01/01 - 12/31/03) (1,095 days)		$410,390.28

New Capital Invested 3/19/03	$786,730.00
- Pref. Return Calc (3/19/03 - 12/31/03) (288 days)		$74,491.48

Net Capital Invested as of 12/31/03	$1,926,703.00

- Total Preferred Return as of 12/31/03		$580,264.70

Heritage Crystal Clean, LLC
Individual Member Preferred Return Calculations

	Frank S. Fehsenfeld
	(Maggie-Trust)
		Preferred
	Invested	Return
	Capital	(12%)

Initial Capital Invested 8/10/99	$0.00

Add Transfers In

01/01/01	$71,248.00
- Pref. Return Received from Original Investor		$5,961.41
(50% of Return for the Time Invested before Transfer — 509 days)

- Pref. Return Earned Since Transfer (01/01/01 - 12/31/03) (1,095 days)		$25,649.28

New Capital Invested 3/19/03	$49,171.00
- Pref. Return Calc (3/19/03 - 12/31/03) (288 days)		$4,655.75

Net Capital Invested as of 12/31/03	$120,419.00

- Total Preferred Return as of 12/31/03		$36,266.44

Heritage Crystal Clean, LLC
Individual Member Preferred Return Calculations

	Frank S. Fehsenfeld
	(Frank S. Fehsenfeld
	Trust)
		Preferred
	Invested	Return
	Capital	(12%)

Initial Capital Invested 8/10/99	$0.00

Add Transfers In

01/01/01	$71,248.00
- Pref. Return Received from Original Investor		$5,961.41
(50% of Return for the Time Invested before Transfer — 509 days)

- Pref. Return Earned Since Transfer (01/01/01 - 12/31/03) (1,095 days)		$25,649.28

New Capital Invested 3/19/03	$49,171.00
- Pref. Return Calc (3/19/03 - 12/31/03) (288 days)		$4,655.75

Net Capital Invested as of 12/31/03	$120,419.00

- Total Preferred Return as of 12/31/03		$36,266.44

Heritage Crystal Clean, LLC
Individual Member Preferred Return Calculations

	Gregory Ray Trust
		Preferred
	Invested	Return
	Capital	(12%)

Initial Capital Invested 8/10/99	$0.00

Add Transfers In

11/15/99	$77,998.00
- Pref. Return Received from Original Investor		$1,243.69
(50% of Return for the Time Invested before Transfer — 97 days)

- Pref. Return Earned Since Transfer (11/15/99 - 12/31/03) (1,507 days)		$38,644.27

12/27/00	$22,897.41
- Pref. Return Received from Original Investor		$1,897.03
(50% of Return for the Time Invested before Transfer — 504 days)

- Pref. Return Earned Since Transfer (12/27/00 - 12/31/03) (1,100 days)		$8,280.71

01/18/02	$36,640.00
- Pref. Return Received from Original Investor		$5,366.51
(50% of Return for the Time Invested before Transfer — 891 days)

- Pref. Return Earned Since Transfer (01/18/02 - 12/31/03) (713 days)		$8,588.82

New Capital Invested 3/19/03	$94,788.00
- Pref. Return Calc (3/19/03 - 12/31/03) (288 days)		$8,975.00

Net Capital Invested as of 12/31/03	$232,323.41

- Total Preferred Return as of 12/31/03		$72,996.02

Heritage Crystal Clean, LLC
Individual Member Preferred Return Calculations

	Donald Brinkman
		Preferred
	Invested	Return
	Capital	(12%)

Initial Capital Invested 8/10/99	$0.00

Add Transfers In

02/22/03	$429,814.00
- Pref. Return Received from Original Investor		$91,214.77
(50% of Return for the Time Invested before Transfer — 1,291 days)

- Pref. Return Earned Since Transfer (02/22/03 - 12/31/03) (313 days)		$44,229.63

Capital Invested 3/22/02	$227,118.00
- Pref. Return Calc (3/22/02 - 12/31/03) (650 days)		$48,534.81

Capital Invested 8/30/02	$151,412.00
- Pref. Return Calc (8/30/02 - 12/31/03) (489 days)		$24,342.07

New Capital Invested 3/19/03	$556,872.00
- Pref. Return Calc (3/19/03 - 12/31/03) (288 days)		$52,727.39

Net Capital Invested as of 12/31/03	$1,365,216.00

- Total Preferred Return as of 12/31/03		$261,048.67